UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 24, 2008,

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QUANTUM VENTURES, INC.

(Name of Small Business issuer in its charter)

   Nevada                                000-52686                     Applied for

(State or other jurisdiction of          (Commission File No.)    (IRS Employer

  incorporation or organization)                                                  Identification

                                                     Number)

16 Midlake Boulevard, Suite 312

Calgary AB T2X 2X7

 (Address of principal executive offices)

(403) 397-7211

(Registrant’s telephone number)

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AGENT FOR SERVICE                                                     WITH COPY TO:

Nevada Agency and Trust                                           Joseph I. Emas, Attorney at Law

50 West Liberty Street, Suite 880                               1224 Washington Avenue

Reno, Nevada  89501                                                    Miami Beach, FL 33139

(775) 322-0626                                                              (305) 531-1174

                                       (305) 531-1274 Fax

Item 8 01. Other Events

On January 18, 2008 the Board of Directors of the registrant passed unanimously a resolution authorizing a forward split of the authorized and issued and outstanding common shares on a eight to one (8 – 1) basis bringing the total common shares issued and outstanding to 117,200,000 and authorized common shares to 400,000,000

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 January 16, 2008 Minutes of The Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Ventures, Inc.

/s/ Desmond Ross

                                             January 24, 2008

President, and Director